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                                                                   Exhibit 10.24

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               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                  by and among

                                 EL SITIO, INC.,

            THE HOLDERS OF ITS CLASS A CONVERTIBLE PREFERRED SHARES,

                                       and

             THE HOLDERS OF ITS CLASS B CONVERTIBLE PREFERRED SHARES



                                November 9, 1999















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               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                  THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of November 9, 1999, is entered into by and among El Sitio, Inc., an international business company organized under the laws of the British Virgin Islands (the "Company"), the holders of the Company's Class A Convertible Preferred Shares, par value $0.01 per share (the "Class A Preferred Shares"), and the holders of the Company's Class B Convertible Preferred Shares, $0.01 par value per share (the "Class B Preferred Shares" and, together with the Class A Preferred Shares, the "Preferred Shares") (such holders, collectively, the "Shareholders").

                              W I T N E S S E T H:

                  WHEREAS, certain holders of the Company's Class A Preferred Shares (the "Class A Shareholders") and the Company entered into a Registration Rights Agreement dated July 2, 1999, as amended by Amendment No. 1 to the Registration Rights Agreement dated October 6, 1999 (the "Original Registration Rights Agreement");

                  WHEREAS, on the date hereof (the "Closing"), the purchasers of the Class B Preferred Shares (the "Class B Shareholders") are purchasing the Class B Preferred Shares;

                  WHEREAS, concurrently herewith, the Shareholders have executed an Amended and Restated Shareholders' Agreement relating to board representation, transfers and other matters in relation to their holding of the Preferred Shares (the "Shareholders' Agreement"); and

                  WHEREAS, in order to induce the Class B Shareholders to make the purchases described above, and in connection with such purchases to protect the rights of all of the Shareholders, the Shareholders and the Company wish to establish certain agreements relating to the grant by the Company to the Shareholders of registration and other related rights pursuant to this Amended and Restated Registration Rights Agreement and to amend certain provisions of the Original Registration Rights Agreement.

                  NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1.        CERTAIN DEFINITIONS.

                  For the purposes of this Agreement, the following terms shall have the respective meanings set forth below:

                  "Affiliate" means, with respect to any person, (i) any other person of which securities or other ownership interests representing more than fifty percent (50%) of the voting interests are, at the time such determination is being made, owned, Controlled or held, directly or indirectly, by such person, or (ii) any other person which, at the time such determination is being made, is Controlling, Controlled by or under common Control with, such person. As used herein, "Control," whether used as a noun or verb, refers to the possession, directly or indirectly,


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of the power to direct, or cause the direction of, the management or policies of a person, whether through the ownership of voting securities or otherwise.

                  "Agreement" means this Amended and Restated Registration Rights Agreement, as from time to time assigned, supplemented, amended or modified in accordance with the terms hereof.

                  "Board" means the Board of Directors of the Company.

                  "Commission" means the United States Securities and Exchange Commission.

                  "Dollars" or "$" means the currency of the United States or its foreign currency equivalent at the time the determination is made.

                  "Initial Shareholders" means, collectively, Militello Limited, Futurit S.A., SLI.com Inc., Tower Plus International Corp., Roberto Cibrian-Campoy, Hector A Sierra, Hector R. Bandoni, Sergio S. Monti, Damian Said, and Alberto E. Tapia.

                  "Restricted Shares" means any shares of Stock which have not been registered under the Securities Act and which are owned by any Shareholder.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

                   "Shareholder" means any person who is a party to this Agreement (other than the Company) and any permitted transferee of such person who agrees to be bound by the terms hereof.

                  "Stock" means the Company's common shares, par value $0.01 per share.

ARTICLE 2.        Registration Rights

                  2.1 DEMAND REGISTRATION.

                  (a) Upon notice to the Company (x) from Shareholder(s) holding in the aggregate $15.0 million or more of the Restricted Shares (or Preferred Shares which are convertible into Restricted Shares) or (y) Class B Shareholder(s) holding in the aggregate $5.0 million or more of the Restricted Shares (or Preferred Shares which are convertible into Restricted Shares), such Shareholders (the "Requesting Shareholders") shall have the right to request in writing a registration of such shares that are (or which would be upon conversion) Restricted Shares. Such request (a "Demand Request") by the Requesting Shareholders shall (i) specify the number of Restricted Shares which each Requesting Shareholder intends to sell or dispose of, and (ii) state the intended method or methods by which the Requesting Shareholder intends to sell or dispose of such Restricted Shares. Upon receipt of a Demand Request pursuant to this Section 2.1, the Company shall (as requested) (i) cause to be filed, within the later of (x) ninety (90) days of the date of delivery to the Company of the Demand Request, or (y) one hundred eighty (180) days after the effectiveness of the most recently filed registration statement by the Company, a registration statement covering such Restricted Shares which the Company has been so requested



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to register, providing for the registration under the Securities Act of such
Restricted Shares to the extent necessary to permit the disposition of such Restricted Shares so to be registered in accordance with the intended method of distribution specified in such Demand Request, provided, that the Company may delay making such filing or taking such action by not more than one hundred twenty (120) days if the Company, prior to the time it would otherwise have been required to file such registration statement or take such action, determines in good faith that the filing of such registration statement or the taking of such action would require the disclosure of material, non-public information that, in the reasonable judgment of the Company, would be detrimental to the Company if so disclosed (and a delay would be likely to reduce the detrimental effect of such disclosure or obviate the need for such disclosure to be made, or would otherwise adversely affect a financing, acquisition, disposition, merger or other material transaction), (ii) shall use its best efforts to have such registration statement declared effective by the Commission as soon as practicable thereafter, and (iii) refrain from filing any other registration statements with respect to any other securities of the Company until such date which is one hundred eighty (180) days following effectiveness of the registration statement filed in response to the Demand Request. Subject to any existing written agreement between the Company and Bear, Stearns & Co. Inc., the underwriter shall be selected by the Requesting Shareholders and shall be reasonably acceptable to the Company for any registration pursuant to this
Section 2.1.

                  (b) In the event that the Company is required to file a registration statement covering any Restricted Shares of any Requesting Shareholder(s) pursuant to Section 2.1(a) above, the Company shall be permitted to include newly-issued securities ("Piggyback Securities") in such registration. Notwithstanding the foregoing, if the managing underwriter of such proposed registration determines and advises in writing that the inclusion of all Piggyback Securities proposed to be included in the underwritten public offering would interfere with the successful marketing of the Requesting Shareholders' Restricted Shares, then the Company shall not be permitted to include any Piggyback Securities in excess of the amount, if any, of Piggyback Securities which the managing underwriter of such underwritten offering shall reasonably and in good faith agree in writing to include in such offering in excess of any amount to be registered for the Requesting Shareholder(s). The Piggyback Securities that are excluded from the underwritten public offering pursuant to the preceding sentence shall be withheld from the market by the Company for a period, not to exceed 90 days from the closing of such underwritten public offering, that the managing underwriter determines is necessary in order to effect such underwritten public offering.

                  (c) The Company shall not be required to comply with more than four (4) Demand Requests, one (1) of which shall be reserved for IAMP (El Sitio) Investments Ltd. (and its affiliates), one (1) of which shall be reserved for IMPSAT Corporation, one (1) of which shall be reserved for the Initial Shareholders, and one (1) of which shall be reserved for the Class B Shareholders holding a majority of the Class B Preferred Shares or Restricted Shares issued upon conversion of Class B Preferred Shares; provided, that the Class B Shareholders and the Class A Shareholders shall each have two (2) Demand Rights per annum commencing at such time as the Company becomes eligible to register its Common Shares on Form F-3, for so long as the Company remains, or at any time the Company is, so eligible.



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                  2.2 PIGGYBACK REGISTRATION.

                  (a) Each time that the Company proposes for any reason to register any of its Stock under the Securities Act (a "Proposed Registration"), other than pursuant to a registration statement on Form F-4 or Form F-8 or similar or successor forms, the Company shall promptly give written notice of such Proposed Registration to the holders of the Restricted Shares (which notice shall be given not less than thirty (30) days prior to the expected effective date of the Company's registration statement) and shall offer such holders the right to request inclusion of any of such holder's Restricted Shares in the Proposed Registration. No registration pursuant to this Section 2.2 shall relieve the Company of its obligation to register Restricted Shares pursuant to
Section 2.1.

                  (b) Each Shareholder shall have twenty (20) days from the receipt of such notice to deliver to the Company a written request specifying the number of Restricted Shares such Shareholder intends to sell and such Shareholder's intended method of disposition. Any Shareholder shall have the right to withdraw such Shareholder's request for inclusion of such Shareholder's Restricted Shares in any registration statement pursuant to this Section 2.2 by giving written notice to the Company of such withdrawal. Subject to Section 2.3 below, the Company shall include in such registration statement all such Restricted Shares so requested to be included therein; provided, however, that the Company may at any time withdraw or cease proceeding with any such Proposed Registration if it shall at the same time withdraw or cease proceeding with the registration of all other equity securities originally proposed to be registered.

                  (c) In the event that the Proposed Registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, any request under Section 2.2(b) hereof must specify that the Restricted Shares be included in the underwriting on the same terms and conditions as the shares of Stock, if any, otherwise being sold through underwriters under such registration.

                  2.3 PRIORITY ON REGISTRATIONS.

                  (a) If the managing underwriter advises the Company that the inclusion of such Restricted Shares would cause a Material Adverse Effect, the Company will be obligated to include in such registration statement, as to each Shareholder, only a portion of the Restricted Shares such Shareholder has requested be registered equal to the ratio which such Shareholder's requested Restricted Shares bears to the total number of Restricted Shares requested to be included in such registration statement by all Shareholders who have requested that their Restricted Shares be included in such registration statement, in the case of Shareholders exercising rights under Section 2.2 hereof. It is acknowledged by the Shareholders, that pursuant to the foregoing provision, the securities to be included in such registration shall be allocated (x) if such registration has been initiated by the Company for securities to be offered by the Company, first to the Company, second to Shareholders exercising their piggyback right and third to all others requesting securities to be included therein and (y) if such registration has been initiated by a Requesting Shareholder requesting a Demand Registration, first to such Requesting Shareholder, second to the Company if it exercises its piggyback right and third to all others requesting securities to be included therein. If as a result of the provisions of this Section 2.3(a) any Shareholder shall not be entitled to include all of its Restricted Shares in a registration that



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such Shareholder has requested to be so included, such Shareholder may withdraw such Shareholder's request to include Restricted Shares in such registration statement. The Restricted Shares that are excluded from the underwritten public offering pursuant to the preceding sentence shall be withheld from the market by the Shareholders for the applicable period set forth in Section 2.7, if the managing underwriter determines it necessary in order to effect such underwritten public offering.

                  (b) No Shareholder may participate in any registration statement hereunder unless such Shareholder completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements, including an opinion of its counsel; provided, however, that no such Shareholder shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (i) such Shareholder's ownership of its Restricted Shares to be sold or transferred free and clear of all liens, claims, and encumbrances, (ii) such Shareholder's power and authority to effect such transfer, and (iii) such matters pertaining to compliance with securities laws as may be reasonably requested.

                  2.4 REGISTRATION PROCEDURES. Whenever any Shareholder has requested that any Restricted Shares be registered pursuant to the provisions of this Article 2, the Company will use its commercially reasonable efforts to effect the registration and the sale of such Restricted Shares in accordance with the intended method of disposition thereof as set forth in the written request, and pursuant thereto the Company shall:

                  (a) prepare and file with the Commission registration statement(s) with respect to such securities on the appropriate forms, and use its best efforts to cause such registration statement(s) to become and remain effective in accordance with Section 2.4(b) hereof and in accordance with all laws, rules and regulations applicable thereto;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement(s) and the prospectus(es) used in connection therewith as may be necessary to keep such registration statement(s) effective until the earlier of (i) the sale of all Restricted Shares covered thereby or (ii) the date required therefor by the underwriters in the underwriting agreement, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Restricted Shares covered by such registration statement(s);

                  (c) furnish to each Shareholder participating in such registration pursuant to Section 2.1 or Section 2.2 (each, a "Participating Shareholder") such number of copies of any summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Shareholder may reasonably request in order to facilitate the public sale or other disposition of such Restricted Shares;

                  (d) use its best efforts to register or qualify the Restricted Shares covered by such registration statement(s) under the securities or blue sky laws of such jurisdictions as the Participating Shareholder shall reasonably request and do any and all other acts or things which may be necessary or advisable to enable the Participating Shareholders to consummate the public sale or other disposition in such jurisdictions of such Restricted Shares; provided, however, that



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the Company shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then subject to process, qualify to do business as a foreign Company where it would not be otherwise required to qualify or submit to liability for state or local taxes where it is not otherwise liable for such taxes;

                  (e) at any time when a prospectus relating thereto covered by such registration statement(s) is required to be delivered under the Securities Act within the appropriate period mentioned in Section 2.4(b) hereof, promptly notify each Shareholder and each underwriter and (if requested by any such Shareholder) confirm such notice in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Restricted Shares under state securities or blue sky laws or the initiation of any proceedings for that purpose, and (iii) of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of any Participating Shareholder, prepare, file and furnish to such Participating Shareholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (f) if the Company has delivered preliminary or final prospectuses to any Participating Shareholder and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify such Participating Shareholder and, if requested, the Participating Shareholder shall immediately cease making offers of Restricted Shares and return all prospectuses to the Company. The Company shall promptly provide the Participating Shareholder with revised prospectuses and, following receipt of the revised prospectuses, the Participating Shareholder shall be free to resume making offers of the Restricted Shares;

                  (g) furnish, at the request of the Participating Shareholder on the date such Restricted Shares are delivered to the underwriters for sale in connection with a registration pursuant to this Article 2, if such Restricted Shares are being sold through underwriters, or, if such Restricted Shares are not being sold through underwriters, on the date that the registration statement with respect to such Restricted Shares becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Participating Shareholders and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and the Participating Shareholders;



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                  (h) if any proposed registration effected pursuant to Section
2.1 or Section 2.2 involves an underwritten public offering, (i) subject to
Section 2.1, select a reputable managing underwriter to underwrite such public offering, (ii) cause all Restricted Shares to be listed for trading on the principal national securities exchange (including, without limitation, the NASDAQ National Market System) (as defined in the Securities and Exchange Act of 1934, as amended) where the Company's Stock is listed for trading, and (iii) enter into (x) an underwriting agreement with the underwriter providing for such representations, warranties, covenants, conditions and indemnities as may be requested by the underwriter and (y) a deposit agreement with a depositary, if applicable, providing for such representations, warranties, covenants, conditions and indemnities as may be requested by the depositary;

                  (i) before filing a registration statement or amendment thereto, furnish to each Participating Shareholder and its counsel and other representatives and the underwriters, if any, copies of each such registration statement or amendment proposed to be filed, which documents shall be made available on a timely basis for review and comment by the Participating Shareholders, the underwriters (if any) and their respective representatives;

                  (j) make generally available to the Company's security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, as promptly as practicable, but in any event no later than forty-five (45) days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a registration statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 20-F and 6-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

                  (k) if requested by the managing underwriter or any Participating Shareholder, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or any Participating Shareholder reasonably requests to be included therein, including, without limitation, with respect to the Restricted Shares being sold by such Participating Shareholder, the purchase price being paid therefor by the underwriters and with respect to any other terms of the underwritten offering of the Restricted Shares to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

                  (l) as promptly as practicable after filing with the SEC of any document which is incorporated by reference into a registration statement (in the form in which it was incorporated), deliver a copy of each such document to each Participating Shareholder;

                  (m) cooperate with the Participating Shareholders and the managing underwriter to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under any registration statement (if any), and enable such securities to be in such denominations and registered in such names as the managing underwriter or such sellers may request and keep available and make available to the Company's transfer agent prior to the effectiveness of such registration statement a supply of such certificates;



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                  (n) promptly make available for inspection by any
Participating Shareholder, any underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained by any such Participating Shareholder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement; provided, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this subparagraph (n) if (A) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (B) if either (i) the Company has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC of documents provided supplementally or otherwise or (ii) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (A) or (B) such Participating Shareholder requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further, that each Participating Shareholder agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;

                  (o) provide a CUSIP number for the Restricted Shares included in any registration statement not later than the effective date of such registration statement;

                  (p) cooperate with each Participating Shareholder and each underwriter participating in the disposition of such Restricted Shares and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD");

                  (q) during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

                  (r) notify each Participating Shareholder promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

                  (s) prepare and file with the SEC promptly any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Company or the managing underwriter, is required in connection with the distribution of the Restricted Shares;



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                  (t) advise each Participating Shareholder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

                  (u) if the Participating Shareholders so request, to request acceleration of effectiveness of the registration statement from the Commission, provided at the time of such request the Company does not, in good faith, believe it is necessary to amend further the registration statement in order to comply with the provisions of this Section 2.4. If the Company wishes to further amend the registration statement prior to requesting acceleration, it shall have five (5) business days to so amend prior to requesting acceleration.

                  2.5 SUSPENSION OF DISPOSITIONS. Each Participating Shareholder agrees that upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind described in Section 2.4(e)(iii), such Participating Shareholder will forthwith discontinue disposition of Restricted Shares until such Participating Shareholder's receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, such Participating Shareholder will deliver to the Company all copies, other than permanent file copies then in such Participating Shareholder's possession, of the prospectus covering such Restricted Shares current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of registration statements set forth in
Section 2.4(b) hereof shall be extended by the number of days during the period from and including the date of the giving of the Suspension Notice to and including the date when each seller of Restricted Shares covered by such registration statement shall have received the copies of the supplemented or amended prospectus or the Advice. The Company shall use its commercially reasonable efforts and take such actions as are reasonably necessary to render the Advice as promptly as practicable.

                  2.6 COOPERATION UPON A REGISTRATION. The Shareholders and the Company agree that, in connection with any exercise of registration rights pursuant to this Article 2, the Shareholders will authorize, and will authorize and direct the Board to take, such actions as are necessary and appropriate to effectuate such registration. In addition, each Participating Shareholder agrees to cooperate fully with the Company and the underwriters of any underwritten public offering in the preparation of all documentation necessary or desirable to effectuate any registration of any Restricted Shares under the Securities Act pursuant to this Article 2, or registration or qualification of any Restricted Shares pursuant to Section 2.4(d) hereof. In addition, the Company agrees to cooperate fully with the Participating Shareholders in connection with any such registration or qualification.

                  2.7 LIMITATIONS. Notwithstanding anything in this Agreement to the contrary, if requested in writing by the managing underwriter, if any, of any underwritten public offering of the Company's capital stock pursuant to this
Article 2, each Shareholder agrees not to offer, sell, contract to sell or otherwise dispose of any shares of capital stock of the Company except as part of such underwritten public offering within thirty (30) days before or (i) ninety (90) days after



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the effective date of the registration statement filed with respect to said offering, and (ii) one hundred eighty (180) days in the case of the Company's initial public offering, unless in each case expressly authorized to do so by the managing underwriter; provided, however, that if any officer, director or shareholder holding 5% or more of the share capital of the Company is not obligated under this Section 2.7 or a similar provision in another agreement, or if any such person is released from its obligations under this Section 2.7 or such other agreement, and accordingly is entitled to sell its shares within the periods set forth above, then each Class A Shareholder and each Class B Shareholder shall also be entitled to sell a pro rata amount of its shares in proportion to the ratio that the number of shares held by such persons that are not obligated under this Section 2.7 or a similar provision in another agreement or is otherwise released from such obligation bears to the total number of shares subject to such obligation.

                  2.8 EXPENSES. The Company shall pay all expenses incurred by the Company in complying with Sections 2.1, 2.2 and 2.4 hereof, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with the securities or blue sky laws of all such jurisdictions in which the Restricted Shares are proposed to be offered and sold (including reasonable fees and disbursements of counsel in connection with blue sky qualification of Restricted Shares), rating agency fees, printing expenses, messenger and delivery expenses, the Company's internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), fees and expenses incurred in connection with any listing of the Restricted Shares, fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or cold comfort letters required by or incident to such performance), securities act liability insurance (if the Company elects to obtain such insurance) and fees and disbursements of underwriters (to the extent the Company is liable therefor under the terms of any underwriting agreement), whether or not any registration statement becomes effective; provided, however, that all underwriting discounts and selling commissions applicable to the Restricted Shares covered by registrations effected pursuant to Section 2.1 or Section 2.2 hereof shall be borne by the Participating Shareholders, in proportion to the number of Restricted Shares sold by each such Participating Shareholder, and except as expressly provided in this Section 2.8, in no event shall the Company pay any fees or expenses attributable to any counsel, accountants or other persons retained or employed by the Participating Shareholders. Further to the foregoing, the Company shall pay all reasonable and customary expenses incurred by any Participating Shareholder, including, without limitation, all reasonable expenses and fees of one (1) firm of counsel for all Participating Shareholders (which shall be selected by a majority (based on the number of Restricted Securities to be sold) of the Participating Shareholders), plus, to the extent reasonably necessary, one (1) firm of local counsel for all of the Participating Shareholders in each state or country where reasonably necessary (the "Expenses").

                  2.9 INDEMNIFICATION.

                  (a) In the event of any registration of any Restricted Shares under the Securities Act pursuant to this Article 2 or registration or qualification of any Restricted Shares pursuant to Section 2.4(d) hereof, the Company shall indemnify and hold harmless each Participating Shareholder, each underwriter of such shares, if any, each broker or any other person acting on behalf of the Participating Shareholders, each director, officer, employee and partner of any of the foregoing and each other person, if any, who controls any of the foregoing persons, within the meaning of the Securities Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses, joint or several, to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, are related to, result from or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Restricted Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any document incident to registration or qualification of any Restricted Shares pursuant to Section 2.4(d) hereof, or arise out of, are related to, result from or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of the state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws and the Company shall reimburse on demand each Indemnified Person for any legal or any other costs and expenses reasonably incurred by any of them in connection with investigating, preparing for, defending or settling any such loss, claim, damage, liability or action by any governmental agency or body; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary or final prospectus or amendment or supplement thereto or any document incident to registration or qualification of any Restricted Shares pursuant to Section 2.4(d) hereof, in reliance upon and in conformity with written information furnished to the Company by any Participating Shareholder, underwriter, broker, other person or controlling person specifically for use in the preparation thereof or arises out of or is based upon the Indemnified Person's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Indemnified Person with a sufficient number of copies of the same; provided further, that the Company shall not be liable for any settlement made without its prior written consent, such consent not to be unreasonably withheld.

                  (b) Before Restricted Shares shall be included in any registration pursuant to this Article 2, each Participating Shareholder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any registration statement and prospectus, and each such Participating Shareholder and any underwriter acting on its behalf shall have agreed to indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) above) the Company, each director of the Company, each officer of the Company who signs such registration statement, every other Participating Shareholder and any person who controls the Company within the meaning of the Securities Act, with respect to any untrue statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Participating Shareholder or such underwriter specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus or amendment or supplement; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited to an amount equal to the net proceeds actually received by such Participating Shareholder from the sale of Restricted Shares effected pursuant to such registration.

                  (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in Section 2.9(a) or (b) hereof, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 2.9, give prompt written notice to the latter of the commencement of such action (provided that the failure to give such notice shall not limit the rights of such indemnified party unless and to the extent such failure is prejudicial to its ability to defend such action). In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and, after notice to such indemnified party from the indemnifying party of its election to assume the defense thereof; provided, however, that, if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from, in conflict with or additional to those available to the indemnifying party, or that such claim or litigation involves or could reasonably be expected to have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 2.9, or if the indemnifying party fails to take diligent action to defend such claim within twenty (20) days following notice thereof from the indemnified party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this
Section 2.9, or if the indemnifying party fails to take diligent action to defend such claim within twenty (20) days following notice thereof from the indemnified party, and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for the fees and expenses of counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this
Section 2.9. If the indemnifying party does assume its own defense, from such time the indemnified party shall bear the expenses of its own separate counsel. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its written consent, which consent shall not be unreasonably withheld. If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not make any settlement of the applicable claim indemnified against hereunder without the written consent of the indemnified party or parties, which consent shall not be unreasonably withheld. An indemnifying party that is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party and any other such indemnified party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

                  (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which an Indemnified Person makes a claim for indemnification pursuant to this Section 2.9, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced notwithstanding the fact that this Section
2.9 provides for indemnification in such case, then the Company and the Participating Shareholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject as is appropriate to reflect, as between the indemnifying party, on the one hand, and the indemnified party on the other hand, the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, it being understood that the parties acknowledge that the overriding equitable consideration to be given effect in connection with this provision is the ability of one party or the other to correct the statement or omission which resulted in such losses, claims, damages or liabilities, and that it would not be just and equitable if contribution pursuant hereto were to be determined by pro rata allocation or by any other method of allocation which does not take into consideration the foregoing equitable considerations. Notwithstanding the foregoing, (i) the Participating Shareholder will not be required to contribute any amount in excess of the proceeds to it of all Restricted Shares sold by it pursuant to such registration statement, (ii) no underwriter shall be required to contribute any amount in excess of the proceeds to it from the offering pursuant to such registration statement, and (iii) no person or entity guilty of fraudulent misrepresentation, within the meaning of
Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation. If indemnification is available under this Section 2.9, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 2.9(a) and 2.9(b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 2.9(d).

                  (e) Notwithstanding any of the foregoing, if in connection with an underwritten public offering of any Restricted Shares, the Company, the Participating Shareholder and the underwriters enter into an underwriting or purchase agreement relating to such offering which contains provisions covering indemnification among the parties, the indemnification provided thereunder shall be in addition to (and not in lieu of) the indemnification provided to the Shareholders hereunder.

                  (f) The indemnification and contribution required by this
Section 2.9 shall be made by periodic payment of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred; provided, that if a court of competent jurisdiction finally determines that any Indemnified Person which has received payments hereunder does not have an indemnification right under Section
2.9 for any reason, then such Indemnified Person shall within five (5) days of such final determination, refund all amounts received hereunder to the Company.

                  (g) The indemnification and contribution provided for hereunder will remain in full force and effect regardless of any investigation made by or on behalf of any Indemnified Person and will survive the transfer of securities.

                  ARTICLE 3. MISCELLANEOUS

                  3.1 NOTICES. Any and all notices, designations, consents, offers, acceptances, or any other communication required or permitted to be given by any provision of this Agreement shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by registered mail or telecopied with acknowledgment of receipt sent by telecopier, registered mail or delivered in person, as the case may be, to such party at the address or telecopier number, as the case may be, set forth on the signature pages hereto or to such other address or telecopier number, as the case may be, as such party may from time to time designate in writing to the other parties. All such notices, requests, consents and other communications shall be deemed to have been received: (a) in the case of personal delivery or registered mail, on the date of receipt; or (b) in the case of telecopying, on the date of acknowledgment thereof.

                  3.2 AMENDMENT AND WAIVER. No change or modification of, or waiver of compliance with, this Agreement shall be valid unless the same shall be in writing and signed by all of the parties hereto which hold at least 50,000 shares of the Stock, on an as-converted basis.

                  3.3 TERMINATION. This Agreement may be terminated at any time by an instrument in writing signed by all of the parties hereto. This Agreement shall terminate automatically as to any Shareholder which transfers all of its Restricted Shares. Unless sooner terminated, this Agreement shall terminate eight (8) years from the date hereof, unless, at any time within one (1) year prior to such date, all of the parties extend its duration for as many additional periods, each not to exceed eight (8) years, as they may desire.

                  3.4 NO WAIVER. No failure or delay on the part of the Shareholders or any of them in exercising any right, between the Company and the Shareholders or any of them shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude the simultaneous or later exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Shareholders or any of them would otherwise have. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Shareholders or any of them to take any other or further action in any circumstances without notice or demand.

                  3.5 SPECIFIC PERFORMANCE. Each party to this Agreement acknowledges that the other parties will suffer irreparable injury in the event of any breach of any provision of this Agreement and that therefore the remedy at law for any breach or threatened breach of any such provision of this Agreement will be inadequate. Accordingly, upon a breach or threatened breach of any such provision of this Agreement by any party hereto, the other parties shall, in addition and without prejudice to any of the rights and remedies they may have, be entitled as a matter of right, without proof of actual damages, to seek specific performance of such provisions of this Agreement and to such other injunctive or equitable relief to enforce, or prevent any violations (whether anticipatory, continuing or future) of, such provisions of this Agreement.

                  3.6 COUNTERPARTS AND HEADINGS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. All headings and any cover page or table of contents are inserted for convenience or reference only and shall not affect its meaning or interpretation.

                  3.7 NOUNS AND PRONOUNS. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice-versa.

                  3.8 EXPENSES. Except as provided in Section 2.8 hereto, each of the parties to this Agreement shall bear its own expenses, including, without limitation, the fees and disbursements of its respective counsel, in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby.

                  3.9 GOVERNING LAW. This Agreement will be governed by, and construed and enforced in accordance with, the laws of the State of New York, U.S.A., without regard to its conflict of law rules.

                  3.10 SUBMISSION TO JURISDICTION; CONSENT TO SERVICE OF
PROCESS.

                  (a) The parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the Borough of Manhattan, State of New York over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action or proceeding related thereto may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  (b) Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action or proceeding by the mailing of a copy thereof in accordance with the provisions of Section 3.1 hereof.

                  3.11 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the Company and its successors, and each of the Shareholders and their respective executors, administrators and personal representatives and heirs and their successors and assigns.

                  3.12 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions hereof shall nevertheless continue in full force and effect as though the illegal, invalid or unenforceable provisions were not a part hereof, and the parties shall exert their best efforts to amend this Agreement to include a provision which is legal, valid and enforceable and which carries out the original intent of the parties.

                  3.13 COMPLETE AGREEMENT. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings, whether written or oral, between or among any of the parties hereto, with respect to the subject matter hereof.

                  3.14 FURTHER ASSURANCES. Each of the parties to this Agreement agrees to execute such other documents and take such other action as may be reasonably necessary to implement and carry out the intent of this agreement.

                  3.15 CONFIDENTIALITY. Each Shareholder (other than Intel Atlantic, Inc.) covenants and agrees to treat any non-public information provided to it by the Company concerning the business and finances of the Company ("Corporate Information") as confidential and agrees further that it will not use, exploit, reproduce, disclose or provide Corporate Information to any third party (other than any agents of the Shareholder who are bound by substantially similar obligations of confidentiality) on its own behalf or otherwise, except with the consent of the Company or as required by law, legal process or any federal or state regulatory body having jurisdiction over such Shareholder. The provisions of this Section 3.15 shall not apply to any information which:

                  (a) was within the public domain prior to the time of disclosure of Corporate Information to the Shareholder or which comes into the public domain other than as a result of a breach by the Shareholder of this
Section 3.15;

                  (b) was in the possession of the Shareholder (or any of its officers, directors, employees, agents, principals, or affiliates) before the Shareholder received the Corporate Information;

                  (c) was rightfully acquired by the Shareholder from a third party without, to the knowledge of the Shareholder, any restriction or any obligation of confidentiality; or

                  (d) was independently developed by the Shareholder without any use or reference to the Corporate Information.

                  The provisions of this Section 3.15 shall survive the termination of this Agreement, either in whole or as to any Shareholder, for a period of two (2) years.

                  The obligations of Intel Atlantic, Inc., with respect to the treatment of Corporate Information are set forth in Exhibit A hereto.



                     [Rest of Page Intentionally Left Blank]

                  WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

                       EL SITIO, INC.


                       By:      _____________________________________
                                Title:
                                Notice Address:
                                   Avenida Belgrano 845, 4th Floor
                                   1092 Buenos Aires, Argentina
                                   Attention:  Roberto Cibrian-Campoy
                                   Telephone:  (54 11) 4343-9122
                                   Telecopier:  (54 11) 4343-9122, ext. 104

                       with a copy to:

                                   Paul, Hastings, Janofsky & Walker LLP
                                   399 Park Avenue, 31st Floor
                                   New York, New York 10022
                                   Attention:  Neil A. Torpey
                                   Telephone:  (212) 318-6034
                                   Telecopier:  (212) 318-4090











[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       IAMP (EL SITIO) INVESTMENTS LTD.


                       By:
                          ----------------------------------------
                              Title:
                              Notice Address:

                                    c/o 404 Washington Avenue, 9th Floor
                                    Miami Beach, Florida 33139
                                    Attn:  Benjamin S.A. Moody
                                    Telephone:  (305) 894-3578
                                    Telecopier:  (305) 894-3599

                              with a copy to:

                                   Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                   590 Madison Avenue
                                   New York, New York 10022
                                   Attention:  L. Kevin O'Mara, Jr.
                                   Telephone:  (212) 872-1021
                                   Telecopier:  (212) 872-1002












[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       WASHBURN ENTERPRISES INC.


                       By:
                           --------------------------------------
                           Title:
                           Notice Address:

                                   c/o 404 Washington Avenue, 9th Floor
                                   Miami Beach, Florida 33139
                                   Attn:  Benjamin S.A. Moody
                                   Telephone:  (305) 894-3578
                                   Telecopier:  (305) 894-3599

                       with a copy to:

                                   Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                   590 Madison Avenue
                                   New York, New York 10022
                                   Attention:  L. Kevin O'Mara, Jr.
                                   Telephone:  (212) 872-1021
                                   Telecopier:  (212) 872-1002








[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       CHESTNUT HILL (EL SITIO), LLC


                       By:
                             ------------------------------------------
                             Title:
                             Notice Address:

                                   c/o GCC Investments, Inc.
                                   1300 Boylston Street
                                   Chestnut Hill, MA 02647
                                   Attn:  Michael A. Greeley
                                   Telephone:  (617) 975-3222
                                   Telecopier:  (617) 975-3201

                                   with a copy to:

                                   Phillip J. Szabla
                                   Vice President and General Counsel
                                   GC Companies, Inc.
                                   1300 Boylston Street
                                   Chestnut Hill, MA 02467
                                   Telephone:  (617) 264-8098
                                   Telecopier:  (617) 264-8206















[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       TOWER PLUS INTERNATIONAL CORP.



                       By:
                             ----------------------------------------
                             Title:
                             Notice Address:
                                            c/o Nicholas Juan Alonso
                                            Plaza Independencia 811 PB
                                            11100 Montevideo, Uruguay
                                            Telephone:  (5892) 902-1515
                                            Telecopier:  (5892) 902-5454












[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       ROBERTO CIBRIAN-CAMPOY



                       By:
                             ---------------------------------

                             Notice Address:

                                    c/o Avenida Belgrano 845, 4th Floor
                                    1092 Buenos Aires, Argentina
                                    Attn:  Roberto Cibrian Campoy
                                    Telephone:  (54 11) 4343-9122
                                    Telecopier:  (54 11) 4343-9122, ext. 104





















[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       HECTOR A. SIERRA



                       By:
                             ------------------------------

                             Notice Address:


                                        c/o Avenida Belgrano 845, 4th Floor
                                        1092 Buenos Aires, Argentina
                                        Attn:  Roberto Cibrian Campoy
                                        Telephone:  (54 11) 4343-9122
                                        Telecopier:  (54 11) 4343-9122, ext. 104


























[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       HECTOR R. BANDONI



                       By:
                             ----------------------------------

                             Notice Address:


                                       c/o Avenida Belgrano 845, 4th Floor
                                       1092 Buenos Aires, Argentina
                                       Attn:  Roberto Cibrian Campoy
                                       Telephone:  (54 11) 4343-9122
                                       Telecopier:  (54 11) 4343-9122, ext. 104






















[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       SERGIO S. MONTI



                       By:
                             -----------------------------------

                             Notice Address:


                                     c/o Avenida Belgrano 845, 4th Floor
                                     1092 Buenos Aires, Argentina
                                     Attn:  Roberto Cibrian Campoy
                                     Telephone:  (54 11) 4343-9122
                                     Telecopier:  (54 11) 4343-9122, ext. 104






















[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       DAMIAN SAID



                       By:
                             --------------------------------

                             Notice Address:


                                     c/o Avenida Belgrano 845, 4th Floor
                                     1092 Buenos Aires, Argentina
                                     Attn:  Roberto Cibrian Campoy
                                     Telephone:  (54 11) 4343-9122
                                     Telecopier:  (54 11) 4343-9122, ext. 104

















[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       ALBERTO E. TAPIA



                       By:
                             -------------------------------------

                             Notice Address:


                                    c/o Avenida Belgrano 845, 4th Floor
                                    1092 Buenos Aires, Argentina
                                    Attn:  Roberto Cibrian Campoy
                                    Telephone:  (54 11) 4343-9122
                                    Telecopier:  (54 11) 4343-9122, ext. 104























[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       JULIEN SEVAUX



                       By:
                             --------------------------------------

                             Notice Address:


                                    c/o Avenida Belgrano 845, 4th Floor
                                    1092 Buenos Aires, Argentina
                                    Attn:  Roberto Cibrian Campoy
                                    Telephone:  (54 11) 4343-9122
                                    Telecopier:  (54 11) 4343-9122, ext. 104







































[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       GILES DARD



                       By:
                             --------------------------------------

                             Notice Address:


                                     c/o Avenida Belgrano 845, 4th Floor
                                     1092 Buenos Aires, Argentina
                                     Attn:  Roberto Cibrian Campoy
                                     Telephone:  (54 11) 4343-9122
                                     Telecopier:  (54 11) 4343-9122, ext. 104























[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       GUSTAVO BLUFSTEIN



                       By:
                             -------------------------------------

                             Notice Address:


                                    c/o Avenida Belgrano 845, 4th Floor
                                    1092 Buenos Aires, Argentina
                                    Attn:  Roberto Cibrian Campoy
                                    Telephone:  (54 11) 4343-9122
                                    Telecopier:  (54 11) 4343-9122, ext. 104



















[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       MADELAINE CORP. S.A.



                       By:
                             -------------------------------------

                             Notice Address:


                                    c/o Avenida Belgrano 845, 4th Floor
                                    1092 Buenos Aires, Argentina
                                    Attn:  Roberto Cibrian Campoy
                                    Telephone:  (54 11) 4343-9122
                                    Telecopier:  (54 11) 4343-9122, ext. 104















[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       ROBERTO J. GARAT


                       By:
                             ---------------------------------------

                             Notice Address:


                                     c/o Avenida Belgrano 845, 4th Floor
                                     1092 Buenos Aires, Argentina
                                     Attn:  Roberto Cibrian Campoy
                                     Telephone:  (54 11) 4343-9122
                                     Telecopier:  (54 11) 4343-9122, ext. 104






















[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       COMPANIA DE INVERSIONES MONTEVIDEO BVI




                       By:
                             ----------------------------------
                             Title:
                             Notice Address:

                              Plaza Independencia 831/508
                              Montevideo, Uruguay
                              Tel:  (05982) 901-44-29






















[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       THE HENRY B. WILSON TRUST OF 1996



                       By:
                             --------------------------------------
                             Title:
                             Notice Address:

                             100 Wilshire Boulevard
                             Suite 600
                             Santa Monica, CA 90401





















[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       THE HENRY WILSON IRREVOCABLE TRUST
                       OF 1997, FBO SCOTT WILSON



                       By:
                             ----------------------------------------
                             Title:
                             Notice Address:

                             100 Wilshire Boulevard
                             Suite 600
                             Santa Monica, CA 90401

























[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       THE HENRY WILSON IRREVOCABLE TRUST
                       OF 1997, FBO HENRY BIRKS WILSON, JR.



                       By:
                             ---------------------------------------
                             Title:
                             Notice Address:

                             100 Wilshire Boulevard
                             Suite 600
                             Santa Monica, CA 90401








[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       THE HENRY WILSON IRREVOCABLE TRUST
                       OF 1997, FBO ERINN PALMER BERKSON



                       By:
                             ------------------------------------
                             Title:
                             Notice Address:

                             100 Wilshire Boulevard
                             Suite 600
                             Santa Monica, CA 90401


















[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       THE HENRY WILSON IRREVOCABLE TRUST
                       OF 1997, FBO TYLER HEARTT WILSON



                       By:
                             ---------------------------------
                             Title:
                             Notice Address:

                             100 Wilshire Boulevard
                             Suite 600
                             Santa Monica, CA 90401



























[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       BARBARA HUYETT



                       By:
                             -------------------------------

                             Notice Address:

                             100 Wilshire Boulevard
                             Suite 600
                             Santa Monica, CA 90401
























[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       VAMAGRA S.A.



                       By:
                             ---------------------------------------
                             Title:
                             Notice Address:

                             Piedras 172, 4th Floor
                             1030 Buenos Aires, Argentina






















[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       T.V. AZTECA, S.A. DE C.V.



                       By:
                             ---------------------------------------
                             Title:
                             Notice Address:


                                     TV Azteca, S.A. de C.V.
                                     Periferico Sur, No. 4121
                                     Col. Fuentes de Pedregal
                                     14141 Mexico, D.F.
                                     Attn:
                                     Adrian Steckel
                                     Telephone: 011-525420-1302
                                     Telecopier: 011-525420-1409



                             with a copy to:

                                     Cleary, Gottlieb, Steen & Hamilton
                                     One Liberty Plaza
                                     New York, New York  10006
                                     Attn:  Leslie N. Silverman
                                     Telephone: (212) 225-2584
                                     Telecopier: (212) 225-3999
















[Signature Page to Amended and Restated Registration Rights Agreement - El
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



                       SUMMIT INVESTMENT MANAGEMENT LTD.




                       By:
                             ------------------------------------
                             Title:
                             Notice Address:


                                     ------------------------------
                                     ------------------------------
                                     ------------------------------
                                     ------------------------------
                                     ------------------------------



                             with a copy to:

                                     ------------------------------
                                     ------------------------------
                                     ------------------------------
                                     ------------------------------
                                     ------------------------------













[Signature Page to Amended and Restated Registration Rights Agreement - El
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





                       MILITELLO LIMITED




                       By:
                             ---------------------------------------
                             Title:
                             Notice Address:


                                     ------------------------------
                                     ------------------------------
                                     ------------------------------
                                     ------------------------------
                                     ------------------------------















[Signature Page to Amended and Restated Registration Rights Agreement - El
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



                       FUTURIT S.A.



                       By:
                             ------------------------------------
                             Title:
                             Notice Address:


                                     ------------------------------
                                     ------------------------------
                                     ------------------------------
                                     ------------------------------
                                     ------------------------------















[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       QUANTUM DOLPHIN PLC



                       By:
                             ------------------------------------
                             Title:
                             Notice Address:


                                     ------------------------------
                                     ------------------------------
                                     ------------------------------
                                     ------------------------------
                                     ------------------------------















[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       SLI.COM INC.




                       By:
                             ------------------------------------
                             Title:
                             Notice Address:


                                     Bouchard 547 Piso 14
                                     Buenos Aires, Argentina
                                     Attn:  Guillermo Liberman
                                     Telephone:  (54 11) 4316-9952
                                     Telecopier:  (54 11) 4313














[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       DUNAS OVERSEAS LTD.




                       By:
                             ------------------------------------
                             Title:
                             Notice Address:


                                     ------------------------------
                                     ------------------------------
                                     ------------------------------
                                     ------------------------------
                                     ------------------------------















[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       RENEE SAENZ ARMAS


                       By:
                             -----------------------------------

                             Notice Address:

                                     c/o Avenida Belgrano 845, 4th Floor
                                     1092 Buenos Aires, Argentina
                                     Attn:  Roberto Cibrian Campay
                                     Telephone:  (54 11) 4343-9122
                                     Telecopier:  (54 11) 9122, ext. 104




[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       ELINSTAR INTERNATIONAL CORPORATION



                       By:
                             ------------------------------------
                             Title:
                             Notice Address:


                                     ------------------------------
                                     ------------------------------
                                     ------------------------------
                                     ------------------------------
                                     ------------------------------















[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       DANIEL ROTSZTAIN




                       By:
                             -------------------------------------
                             Title:
                             Notice Address:

                                 c/o Avenida Belgrano 845, 4th Floor
                                 1092 Buenos Aires, Argentina
                                 Attn:  Roberto Cibrian Campay
                                 Telephone:  (54 11) 4343-9122
                                 Telecopier:  (54 11) 9122, ext. 104











[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       ALFREDO JIMINEZ DE ARECHEGA




                       By:
                             -------------------------------------
                             Title:
                             Notice Address:

                                c/o Avenida Belgrano 845, 4th Floor
                                1092 Buenos Aires, Argentina
                                Attn:  Roberto Cibrian Campay
                                Telephone:  (54 11) 4343-9122
                                Telecopier:  (54 11) 9122, ext. 104











[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       RAFAEL BUSTAMENTE



                       By:
                             -----------------------------------------
                             Title:
                             Notice Address:

                             -----------------------------------------
                             -----------------------------------------
                             -----------------------------------------
                             -----------------------------------------
                             -----------------------------------------












[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       IMPSAT CORPORATION




                       By:
                             ----------------------------------
                             Title:
                             Notice Address:

                               ImpSat Corporation
                               Alferez Pareja 256
                               1107 Buenos Aires, Argentina
                               Attn:  Hector Alonso
                               Telephone:
                               Telecopier:  (541) 11-328-0140

                               with a copy to:
                               Arnold & Porter
                               555 12th Street, N.W.
                               Washington, D.C.  20004-1202
                               Attn:  Neil M. Goodman
                               Telephone:  (202) 942-5191
                               Telecopier:  (202) 942-5999




















[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       INTEL ATLANTIC, INC.




                       By:
                             ---------------------------------------
                             Title:
                             Notice Address:

                             2200 Mission College Blvd.
                             Santa Clara, CA  95052
                             Attn:  M&A Portfolio Manager - M/S RN6-46
                             Fax Number:  (408) 765-6038

                       With copies to:

                             Intel Atlantic, Inc.
                             2200 Mission College Blvd.
                             Santa Clara, CA  95052
                             Attn:  General Counsel
                             Fax Number:  (408) 765-1859










[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                       UTILITIVEST II, L.P.
                       By:      Utilitivest II, L.L.C., its General Partner



                       By:
                                -------------------------------------------
                                Name:    Hurdle H. Lea III
                                Title:   Vice President and Director of
                                         Utilitivest II, L.L.C.
                                Notice address:

                                     --------------------------------------
                                     --------------------------------------
                                     --------------------------------------
                                     --------------------------------------
                                     --------------------------------------


                       UTILITIVEST III, L.P.
                       By:      Utilitivest III, L.L.C., its General Partner



                       By:      -------------------------------------------
                                Name:    Hurdle H. Lea III
                                Title:   Vice President and Director of
                                         Utilitivest III, L.L.C.
                                Notice address:


                                     --------------------------------------
                                     --------------------------------------
                                     --------------------------------------
                                     --------------------------------------
                                     --------------------------------------





[Signature Page to Amended and Restated Registration Rights Agreement - El Sitio, Inc.]

                                   SCHEDULE A

                                    EXHIBIT A



November 9, 1999

Intel Corporation
2200 Mission College Blvd.
Santa Clara, CA  95052


         In consideration of the purchase by Intel Atlantic, Inc. ("Intel") of 555,555.55 shares of Class B Preferred Stock of El Sitio, Inc. ("Company"), pursuant to a Share Purchase Agreement dated November 9, 1999 (the "Purchase Agreement"), Company and Intel agree to the terms and obligations of this letter agreement ("Agreement").

1.       CONFIDENTIALITY

         (a) DISCLOSURE OF TERMS. The terms and conditions of this Agreement, the Purchase Agreement, the Amended and Restated Shareholders Agreement, dated November 9, 1999 and the Amended and Restated Registration Rights Agreement, dated November 9, 1999 (collectively, the "Financing Terms"), including their existence, shall be considered confidential information and shall not be disclosed by the Company to any third party except in accordance with the provisions set forth below.

         (b) PRESS RELEASES, ETC. Within sixty (60) days after the closing of the transactions contemplated by the Purchase Agreement, the Company may issue a press release disclosing that the Investors, including Intel, have invested in the Company; provided that the release does not disclose any of the Financing Terms and the final form of the press release is approved in advance in writing by the Intel. Intel's name and the fact that Intel is an investor in the Company can be included in a reusable press release boilerplate statement, so long as Intel has given the Company its initial approval of such boilerplate statement and the boilerplate statement is reproduced in exactly the form in which it was approved. No other announcements regarding Intel in a press release, conference, advertisement, announcement, professional or trade publication, mass marketing materials or otherwise to the general public may be made without Intel's prior written consent.

         (c) PERMITTED DISCLOSURES. Notwithstanding the foregoing, (i) the Company may disclose any of the Financing Terms to its current or bona fide prospective investors, employees, investment bankers, lenders, accountants and attorneys, in each case only where such persons or entities are under appropriate nondisclosure obligations; (ii) the Company may disclose (other than in a press release or other public announcement described in subsection (b)) solely the fact that Intel is an investor in the Company to any third parties without the requirement for the consent of any other party or nondisclosure obligations; and (iii) Intel may disclose its investment in the Company and the Financing Terms to third parties or to the public at its sole discretion and, if it does so, the Company shall have the right to disclose to third parties any such information disclosed in a press release or other public announcement by Intel.

         (d) LEGALLY COMPELLED DISCLOSURE. In the event that any party is requested or becomes legally compelled (including without limitation, pursuant to securities laws and regulations) to disclose the existence of the agreements referenced in paragraph (a) above or any of the Financing Terms hereof in contravention of the provisions of this letter, the Company shall provide Intel with prompt written notice of that fact so that the appropriate party may seek (with the cooperation and reasonable efforts of the other) a protective order, confidential treatment or other appropriate remedy. In such event, the Company shall furnish only that portion of the information which is legally required and shall exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded such information to the extent reasonably requested by Intel.

         (e) OTHER INFORMATION. The provisions of this Letter Agreement shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by any of the parties hereto with respect to the transactions contemplated hereby. Additional disclosures and exchange of confidential information between the Company and Intel Corporation shall be governed by the terms of the Corporate Non-Disclosure Agreement No. 7626010, dated October 18, 1999, executed by the Company and Intel, and any Confidential Information Transmittal Records (CITR) provided in connection therewith.

         (f) All notices required under this section shall be made pursuant to
Section 9.10 of the Purchase Agreement.

2.       MISCELLANEOUS.

         2.1 DEFINITIONS. All capitalized terms used but not otherwise defined in this Agreement have the meaning defined for such terms in the Purchase Agreement.

         2.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         2.3 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         2.4 AMENDMENTS AND WAIVERS. This Agreement may not be amended or modified without the written consent of Intel and the Company, nor shall any waiver be effective against any party unless in a writing executed on behalf of such party.

         2.5 SEVERABILITY. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

The parties hereto have executed this Agreement on the day and year first written above.

EL SITIO, INC.                          INTEL ATLANTIC, INC.

By:                                     By:
     --------------------------------        ---------------------------------

Name:                                   Name:
     --------------------------------        ---------------------------------

Title:                                  Title:
      -------------------------------         --------------------------------